CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into SCE Funding LLC's previously filed Registration Statement File No. 333-30785.





                                                        ARTHUR ANDERSEN LLP
                                                        ARTHUR ANDERSEN LLP

Los Angeles, California
March 21, 2000